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                                                                   EXHIBIT 23(a)


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated November 20, 1996 (except with respect to the matters discussed in Note 6 as to which the date is December 24, 1996) included in this Form 10-K into the Company's previously filed Registration Statement
File No. 33-36812 on Form S-8.




Boston, Massachusetts                        Arthur Andersen LLP
December 27, 1996













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